AEF-SOAI-SUP-2 031116

Statement of Additional Information Supplement dated March 11, 2016

The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, P, R, S, Y, R5, R6 and Investor Class shares, as applicable, of the Funds listed below:

Invesco Charter Fund

Invesco Diversified Dividend Fund

Invesco Summit Fund

The following information replaces in its entirety the information appearing under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS–Investment Strategies and Risks-Other Investments-Master Limited Partnerships (MLPs)” in the Statement of Additional Information:

“Master Limited Partnerships (MLPs). Invesco Charter Fund and Invesco Diversified Dividend Fund may invest in MLPs.

An MLP is a public limited partnership. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities.

The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor than investors in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be.

MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.”

AEF-SOAI-SUP-2 031116